Exhibit 32.01
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2014 of Cadence Design Systems, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lip-Bu Tan, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lip-Bu Tan
Lip-Bu Tan
President and Chief Executive Officer
(Principal Executive Officer)
Date:	July 21, 2014

A signed original of this written statement required by Section 906 has been provided to Cadence Design Systems, Inc. and will be retained by Cadence and furnished to the Securities and Exchange Commission or its staff upon request.